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                                 EXHIBIT C
                                 Page ___ of ___



English translation of the Offer for Financing entered into between the parties described hereunder as of December 20, 1993. This document has no binding effect.





December 20, 1993



Mr. Arslan el Guindy
Finance and Treasury Vice-president
LA SOCIETE FINANCIERE DES CAISSES
DESJARDINS INC.
1, Complexe Desjardins
Tour Sud, 36th Floor
Montreal, Quebec
H5B 1B2

       Re:  Offer of Financing

Dear Sirs:

       We are pleased to confirm that the Caisse centrale Desjardins consents to put at your disposal the credit described herein, subject to the terms and conditions set out below.

BORROWER               Societe financere des caisses
                       Desjardins inc. (SFCD or the
                       Borrower).

LENDER                 Caisse centrale Desjardins
                       (Caisse centrale).

LOAN                   The maximum amount of the
                       loan/commitment shall not exceed
                       $79,000,000 and shall be
                       allocated as follows:

                       Tranche A - $74,000,000

                       Bridge commitment expiring
                       June 30, 1994.


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                                 EXHIBIT C
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                       Tranche B - $5,000,000

                       Revolving demand loan expiring
                       June 30, 1994.

PURPOSE                Tranche A - $74,000,000

                       In order to carry out the cash
                       payment for the exchange bid
                       filed by Desjardins Laurentian
                       Financial Corporation Inc. (DLSC).

                       Tranche B - $5,000,000

                       To be used as a line of credit in
                       order to fulfill any liquidity
                       needs.

DISBURSEMENT DATES     Tranches A & B

                       Available from January 1, 1994.

INTEREST RATE          Tranche A

                       The Caisse centrale's cost of
                       funds + 3/4% of 1% yearly for the
                       terms of 30, 60 and 90 days but
                       not exceeding June 30, 1994.

                       Tranche B

                       Prime rate of the Caisse centrale.

DRAWDOWN NOTICE        Tranche A

                       The Borrower shall give notice
                       before 10 o'clock a.m., 2
                       business days before any drawdown
                       or rollover.

INTEREST PAYABLE       Tranche A

                       The interest shall be calculated
                       in function of the number of days
                       passed from the disbursement date
                       based on a 365 day year.


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                                   EXHIBIT C
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                       The interest shall be payable at
                       the end of each term by debiting
                       the Borrower's account with the
                       Caisse centrale.

                       Tranche B

                       The interest shall be calculated
                       in function of the number of days
                       passed from the disbursement date
                       based on a 365 day year.

                       The interest shall be payable
                       monthly, on the first day of each
                       month by debiting the Borrower's
                       account with the Caisse centrale.

DEFINITION OF COST     Regarding Tranche A, the cost of
OF FUNDS AND OF        funds of the Caisse centrale for
PRIME RATE             the expiry dates chosen shall be
                       the cost of its money market
                       securities including brokerage
                       fees for the same terms or expiry
                       dates.

                       Regarding Tranche B, the prime
                       rate is defined as the annual
                       interest rate set from time to
                       time by the Caisse centrale for
                       commercial demand loans offered
                       in Canada, in Canadian currency.

                       In the event that the Caisse
                       centrale would be subject to the
                       levy of taxes, other than on
                       imposable income, and/or
                       additional reserves regarding
                       different methods of calculating
                       interest or provisions concerning
                       capital structure that would
                       increase its cost of funds, such
                       taxes and/or reserves shall be
                       added to its cost of funds.


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SECURITY               Tranche A

                       No security.

                       Tranche B

                       No security.

COVENANTS              The Borrower shall not assign nor
                       sell a large or significant part
                       of its assets, nor assign or
                       incumber with security or
                       priority, or pledge its assets,
                       shares or investments, without
                       prior written consent of the
                       Lender.

OTHER CONDITIONS       -   Provide consolidated and
                           unconsolidated unaudited
                           financial statements not
                           later than 45 days following
                           the end of the quarter.

                       -   Provide audited consolidated
                           and unconsolidated annual
                           financial statements not
                           later than 90 days following
                           the end of the fiscal year.

                       -   Provide consolidated and
                           unconsolidated annual
                           operating budgets not later
                           than 30 days following the
                           beginning of the fiscal year.

EVENT OF DEFAULT       Upon the occurrence of one of the
                       events described hereunder, the
                       amount borrowed and interest
                       accrued shall immediately be
                       repayable, without prior notice:

                       -   In the event that the
                           Borrower is in default in the
                           performance or fulfillment of
                           the conditions contained
                           herein;


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                       -   The  Borrower omits to make
                           an interest and/or a capital
                           repayment and/or is in
                           default with respect to
                           covenants entered into with
                           other lenders;

                       -   The Borrower becomes
                           insolvent and/or bankrupt
                           and/or consents to the
                           nomination of a trustee
                           and/or files a notice of
                           proposal.

                       The fact that the Caisse centrale
                       should choose not to exercise its
                       rights in the event of default by
                       the Borrower shall not be
                       interpreted as a renunciation by
                       the Caisse centrale as to its
                       rights and/or to such event of
                       default.

DOCUMENTS              No other document shall govern
                       the agreement between the parties.

GOVERNING LAW          This offer of financing shall be
                       governed by the laws of the
                       Province of Quebec.

EXPIRY DATE            This offer of financing shall
                       remain valid until December 31,
                       1993 after which it will be
                       deemed null and of no effect.

We hope that this offer corresponds to the needs of La
Societe financiere des caisses Desjardins inc.  Would
you be so kind as to confirm your acceptance by signing
the enclosed duplicate in the space provided therefore
and return it to us.  In the meanwhile, if you have any
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                                 EXHIBIT C
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                         - 6 -

questions or comments, please do not hesitate to contact the undersigned.

Yours very truly,

Maurice Guay                    Jim McLeod
Director                        Vice-president
Financing and Banking Services  Financing and Banking Services

In conformity with the authority conferred to us, we accept the present offer of financing.


Montreal,                    1993.


LA SOCIETE FINANCIERE DES CAISSES DESJARDINS INC.



Per:[SIGNED Arslan el Guindy]   Per:[SIGNED Humberto Santos]


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